UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
November 16, 2015 (November 13, 2015)
Date of Report (date of earliest event reported)

Fox Factory Holding Corp.
(Exact name of Registrant as Specified in its Charter)

Delaware	001-36040	26-1647258
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification Number)
915 Disc Drive
Scotts Valley, California 95066
(Address of Principal Executive Offices) (Zip Code)
(831) 274-6500
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1    Registrant’s Business and Operations
Item 1.01    Entry into a Material Definitive Agreement

On November 13, 2015, Fox Factory Holding Corp. (the "Company"), through its wholly owned subsidiaries Fox Factory, Inc. ("Fox"), RFE Holding (US) Corp. ("US Buyer"), RFE Holding (Canada) Corp. ("CA Buyer") and Fox Factory IP Holding Corp. ("KY Buyer," and collectively the "Buyer"), entered into a Second Amendment to Asset Purchase Agreement (the "Amendment") with 1021039 B.C. Ltd. ("CA Seller"), Easton Cycling (USA), Inc. ("US Seller," and together with CA Seller, the "Seller") and the owners of the Seller. The Amendment entered into (i) guarantees the maximum earn-out payable for the fiscal year ended October 31, 2015 (CAD 9,000,0000) (the "2015 Earn-Out") and the maximum earn-out payable for the fiscal year ending October 31, 2016 (CAD 10,500,000) (the "2016 Earn-Out" and together with the 2015 Earn-Out, the "Earn-Outs"), to be paid in the time and manner as set forth in the original Asset Purchase Agreement, (ii) requires that Chris Tutton remain employed by the CA Buyer through the dates the Earn-Outs are payable to not subject any such Earn-Outs to forfeiture (unless Mr. Tutton is terminated without Just Cause or for Good Reason) and (iii) removes all operational, financial and any other post-closing covenants placed on the Company and its subsidiaries. All terms not defined herein shall have the meaning ascribed to them in the Amendment, attached hereto as Exhibit 10.1.

Based on performance to date and projections, the Seller's business ("RFE") has achieved the maximum 2015 Earn-Out and is on target to achieve the maximum 2016 Earn-Out. Because of this, the Company has agreed to guarantee the payment of the Earn-Outs in order to allow it to accelerate integration and allow for closer cooperation between the legacy Fox business and the RFE business (per the original Asset Purchase Agreement, Fox was required to separately operate and track the RFE business and such integration was limited). The anticipated integration should allow for (i) the ability to commercially bundle Fox and RFE solutions and discount where appropriate, (ii) the ability to better align international distribution, (iii) a deeper technology collaboration across the business lines, (iv) the inclusion of RFE in a potential expansion in Taiwan to increase its production capacity, (v) a simplification of the Company's accounting along with back office integration, (vi) RFE's operations executive, Chris Tutton, to focus on broader initiatives (rather than just the RFE business), and (vii) an alignment of long-term goals.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, which is attached to this report as Exhibit 10.1 and incorporated herein by reference.

Cautionary Note Regarding Forward-Looking Statements

Certain statements in this Current Report on Form 8-K may be deemed to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends that all such statements be subject to the "safe-harbor" provisions contained in those sections. Forward-looking statements generally relate to future events or the Company's future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as "may," "might," "will," "would," "should," "expect," "plan," "anticipate," "could," "intend," "target," "project," "contemplate," "believe," "estimate," "predict," "likely," "potential" or "continue" or other similar terms or expressions and such forward-looking statements include, but are not limited to, statements about RFE being on target to achieve the maximum 2016 Earn-out, statements about what the anticipated integration should allow for and any other statements in this 8-K that are not of a historical nature. Many important factors may cause the Company's actual results, events or circumstances to differ materially from those discussed in any such forward-looking statements, including but not limited to: the Company's ability to complete any acquisition and/or incorporate any acquired assets into its business; the Company's ability to improve operating and supply chain efficiencies; the Company's future financial performance, including its sales, cost of sales, gross profit or gross margin, operating expenses, ability to generate positive cash flow and ability to maintain profitability; factors which impact the calculation of the weighted average number of diluted shares of common stock outstanding, including the market price of the Company's common stock, grants of equity-based awards and the vesting schedules of equity-based awards; the Company's ability to develop new and innovative products in its current end-markets and to leverage its technologies and brand to expand into new categories and end-markets; the Company's ability to increase its aftermarket penetration; the possibility that the

Company could experience a disruption in its planned transition of the majority of the Company's mountain bike suspension component manufacturing operations to Taiwan or unexpected difficulties in connection with such transition; the possibility that the Company may not be able to accelerate its international growth; the Company's ability to maintain its premium brand image and high-performance products; the Company's ability to maintain relationships with the professional athletes and race teams that it sponsors; the possibility that the Company may not be able to selectively add additional dealers and distributors in certain geographic markets; the overall growth of the markets in which the Company competes; the Company's expectations regarding consumer preferences and its ability to respond to changes in consumer preferences; changes in demand for high-end suspension and ride dynamics products; the Company's ability to successfully identify, evaluate and manage potential acquisitions and to benefit from such acquisitions; future economic or market conditions; and the other risks and uncertainties described in "Risk Factors" contained in its Annual Report on Form 10-K or Quarterly Reports on Form 10-Q or otherwise described in the Company's other filings with the Securities and Exchange Commission. New risks and uncertainties emerge from time to time and it is not possible for the Company to predict all risks and uncertainties that could have an impact on the forward-looking statements contained in this Current Report on Form 8-K. In light of the significant uncertainties inherent in the forward-looking information included herein, the inclusion of such information should not be regarded as a representation by the Company or any other person that the Company's expectations, objectives or plans will be achieved in the timeframe anticipated or at all. Investors are cautioned not to place undue reliance on the Company's forward-looking statements and the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Section 9.01 Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits

d)    Exhibits

The following exhibits are filed herewith:

Exhibit	Description

10.1
Second Amendment to Asset Purchase Agreement, by and among Fox Factory, Inc., RFE Holding (US) Corp., RFE Holding (Canada) Corp., Fox Factory IP Holding Corp., 1021039 B.C. Ltd., Easton Cycling (USA), Inc. and the other parties thereto dated November 13, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fox Factory Holding Corp.

Date:	November 16, 2015	By:	/s/ Zvi Glasman
Zvi Glasman
Chief Financial Officer, Secretary and Treasurer